UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2009

South Jersey Gas Company
(Exact name of registrant as specified in its charter)

New Jersey	0-222111	21-0398330
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One South Jersey Plaza, Route 54, Folsom, NJ 08037
(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code:  (609) 561-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act.

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[_] Pre-commencement communications pursuant to Rule 13(3)-4(c) under the Exchange Act.

Item 8.01. Other Events.

On February 5, 2009 South Jersey Gas Company issued a press release announcing that Moody’s Investors Service had upgraded its senior rating to A3 from Baa1, with a positive outlook.  South Jersey Gas is a subsidiary of South Jersey Industries (NYSE:SJI), an energy services holding company.

Item 9.01. Financial Statements and Exhibits.

Exhibit Index

(99)             Press release, dated February 5, 2009 issued by South Jersey Gas Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 5, 2009                                                                                             SOUTH JERSEY GAS COMPANY

                                     By:  /s/ David A. Kindlick
             Name: David A. Kindlick
             Title: Senior Vice President and
                         Chief Financial Officer